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                                                                    EXHIBIT 10.3


                                CV DYNAMICS, INC.

                         1993 DIRECTOR STOCK OPTION PLAN

         1. PURPOSE OF THE PLAN. The purpose of this 1993 Director Stock Option Plan, adopted by the Board on November 6, 1993, is to attract and retain the best available individuals to serve as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

         The Company intends that the options granted hereunder shall not constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986. The Plan is intended to comply with the requirements of Rule 16b-3 under the Exchange Act.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "BOARD" shall mean the Board of Directors of the Company.

                  (b) "COMMON STOCK" shall mean the Common Stock, $.01 par value per share, of the Company.

                  (c) "COMPANY" shall mean CV Dynamics, Inc., a Minnesota corporation.

                  (d) "COMMITTEE" shall mean a committee of the Board appointed by the Board to administer the Plan.

                  (e) "CONTINUOUS SERVICE AS A DIRECTOR" shall mean the absence of any interruption or termination of service as a Director. Continuous Service as a Director shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board or Committee.

                  (f)      "DIRECTOR" shall mean a member of the Board.

                  (g) "EMPLOYEE" shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of fees to a Director or the holding of a corporate office shall not be sufficient in and of itself to constitute "employment" by the Company.

                  (h) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  (i) "OPTION" shall mean a stock option granted pursuant to the Plan.

                  (j) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

                  (k) "OPTIONEE" shall mean an Outside Director who receives an option.

                  (l) "OUTSIDE DIRECTOR" shall mean a Director who is not an Employee.

                  (m) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Internal Revenue Code of 1986, as amended.


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                  (n)      "PLAN" shall mean this 1993 Director Stock Option
                           Plan.

                  (o) "SHARE" shall mean a share of Common Stock, as adjusted in accordance with Section 12 of the Plan.

                  (p) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in
                           Section 424(f) of the Internal Revenue Code of 1986, as amended.

         3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 500,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

                  If an Option expires or becomes unexercisable for any reason without having been exercised in full, the unexercised Shares which were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not become available for future grant under the Plan.

         4. AUTOMATIC GRANT OF OPTIONS. All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                  (a) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                  (b) Each Outside Director, including persons who are Outside Directors on the date of adoption of the Plan, shall be automatically granted an option to purchase 10,000 Shares (the "First Option") upon the effective date of the Plan, as determined in accordance with Section 8 hereof. Each other Outside Director shall be automatically granted an option to purchase 5,000 shares (also "First Option") on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy.

                  (c) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 5,000 shares on the first and each successive anniversary of the grant of the First Option; provided, however, that in no event shall an Outside Director be granted options to purchase in the aggregate more than 25,000 shares pursuant to the Plan.

                  (d)      Notwithstanding the provisions of Sections 4(b) and
                           (c) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options to Outside Directors plus Shares previously purchased upon exercise of Options by Outside Directors to exceed 500,000 Shares, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued

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                           under the Plan or through cancellation or expiration
                           of Options previously granted hereunder.

         5. OPTION TERMS AND CONDITIONS. The terms and conditions of an Option granted hereunder shall be as follows:

                  (a) subject to Section 5(c), the term of each Option shall be five (5) years, subject to Sections 12 and 13 hereof.

                  (b) the First Option shall become exercisable in full beginning on the later of (i) the first anniversary of the grant of the Option or (ii) six (6) months after the date on which the Plan is first approved by the shareholders of the Company in accordance with Rule 16b-3 under the Exchange Act and each subsequent Option shall become exercisable in full beginning on the first anniversary of the grant of such Option, provided in each case that the Outside Director shall have maintained Continuous Service as an Outside Director throughout such 12-month period.

                  (c) the Option shall be exercisable only while the Outside Director serves as an Outside Director of the Company, and for a period of six (6) months after ceasing to be an Outside Director pursuant to Section 10(b) hereof.

                  (d) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Option, as determined in accordance with Section 9(a) hereof.

                  (e) the effectiveness of any Options granted hereunder is conditioned upon shareholder approval of the Plan in accordance with Rule 16b-3 under the Exchange Act.

         6. ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

                  (a) ADMINISTRATION. Except as otherwise required herein, the Plan shall be administered by the Board or a Committee.

                  (b) POWERS OF THE BOARD OR COMMITTEE. Subject to the provisions and restrictions of the Plan, the Board or Committee shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 9(a) hereof, the fair market value of the Common Stock;
                           (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  (c) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board or Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

                  (d) SUSPENSION OR TERMINATION OF OPTION. If the Board or Committee reasonably believes that an Optionee has committed an act of misconduct, it may suspend the Optionee's right to exercise any Option pending a determination by the Board

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                           or Committee (excluding the Outside Director accused
                           of such misconduct). If the Board or Committee (excluding the Outside Director accused of such misconduct) determines that an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition with respect to the Company, or induces any party to breach a contract with the Company, neither the Optionee nor the Optionee's estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board or Committee (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf at a hearing before the Board or Committee.

                  (e) DATE OF GRANT OF OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof, notwithstanding the fact that an Optionee may not have entered into an option agreement with the Company on such date. Notice of the grant of an Option shall be given to the Optionee within a reasonable time after the date of such grant.

         7. ELIGIBILITY. Options may be granted only to Outside Directors. All options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof. The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which a Director or the Company may have to terminate such Director's directorship at any time.

         8. TERM OF PLAN. The effective date of this Plan is November 6, 1993, the date upon which it was adopted by the Board. The Plan shall continue in effect for a term of ten (10) years unless terminated sooner under Section 13 hereof.

         9. FAIR MARKET VALUE AND FORM OF CONSIDERATION.

                  (a) FAIR MARKET VALUE. The fair market value per share shall be determined as follows:

                           (i) if the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the fair market value on any given day shall be the closing sale price for the Common Stock on such day, as reported in the Wall Street Journal or other newspaper of general circulation;

                           (ii) if the Common Stock is not listed on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Common Stock on the NASDAQ National Market System on such day, as reported in the Wall Street Journal or other newspaper of general circulation;

                           (iii) if the Common Stock is not listed on a national securities exchange, is not admitted to unlisted trading privileges on any such exchange, and is not eligible for inclusion on the NASDAQ National Market System, the

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                                    fair market value on any given day shall be
                                    the average of the closing representative bid and asked prices on such day, as reported on the NASDAQ System, and if not reported on such system, then as reported by the National Quotation Bureau, Inc. or such other publicly available compilation of the bid and asked prices of the Common Stock in any over-the-counter market on which the Common Stock is traded; or

                           (iv) if there exists no public trading market for the Common Stock, the fair market value on any given day shall be an amount determined by the Board or Committee in such manner as it may reasonably determine in its discretion, provided that such amount shall not be less than the book value per share as reasonably determined by the Board or Committee as of the date of determination nor less than the par value of the Stock.

                  (b) FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash or such other form of consideration as the Board or Committee may determine, in its sole discretion, to be appropriate for payment, including but not limited to other shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, or any combination of such methods of payment.

         10. EXERCISE OF OPTION.

                  (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 5 hereof. An Option may not be exercised for a fraction of a Share.

                                    An Option shall be deemed to be exercised
                           when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under
                           Section 9(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 hereof.

                                    Exercise of an Option in any manner shall
                           result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option was exercised.

                  (b) TERMINATION OF STATUS AS A DIRECTOR. If an Optionee ceases to serve as a Director, the Optionee may, but only within six (6) months after the date the Optionee ceases to be an Outside Director of the Company, exercise his or her Option to the extent the Optionee was entitled to exercise it at the date of such termination.

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                           To the extent that the Optionee was not entitled to
                           exercise an Option at the date of such termination, or if the Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

                  (c) DEATH OF OPTIONEE. In the event of the death of an Optionee occurring:

                           (i) during the term of the Option, and provided that the Optionee was at the time of death a Director of the Company and had been in Continuous Service as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Service a Director for six (6) months after the date of death.

                           (ii)     within thirty (30) days after the
                                    termination of Continuous Service as a
                                    Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination of Continuous Service as a Director.

         11. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. The number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which Options have not yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, or options or rights to purchase shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such

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successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of ten (10) days from the date of such notice, and the Option will terminate upon the expiration of such period.

         13. AMENDMENT, TERMINATION AND APPROVAL OF THE PLAN. The Board may at any time amend or terminate the Plan, except that the Board shall not amend the Plan more than once every six (6) months with respect to the provisions of the Plan relating to the amount, price, and timing of grants, other than to comply with changes in the Internal Revenue Code of 1986, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. No Option may be granted after the Plan is terminated. The foregoing provisions of this Section notwithstanding, no amendment or termination shall, without the consent of the holder of an Option, alter or impair any rights or obligations under any Option theretofore granted under the Plan except as is permitted pursuant to Section 12 of the Plan.

                  If any amendment to the Plan requires approval by the shareholders of the Company for continued applicability of Rule 16b-3 under the Exchange Act, or for initial or continued listing of the Common Stock or other securities of the Company upon any stock exchange, then such amendment shall be approved by the holders of a majority of the Company's outstanding capital stock entitled to vote.

         14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of the NASD or any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law. Such Shares may also be issued with appropriate legends on stock certificates representing such Shares, and the Company may place stop transfer orders with respect to such Shares.

                  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in substantially the form attached hereto or in such other form as the Board or Committee shall approve.

         17. INFORMATION TO OPTIONEES. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company.

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                                CV DYNAMICS, INC.
                             STOCK OPTION AGREEMENT
                   PURSUANT TO 1993 DIRECTOR STOCK OPTION PLAN

Option No.: __________

         This AGREEMENT is dated as of ____ day of ___________, 1993, and is entered into by and between CV Dynamics, Inc., a Minnesota corporation (the "Company") and (the "Optionee").

                              W I T N E S S E T H :

         1. GRANT OF OPTION. Pursuant to the provisions of the CV Dynamics, Inc. 1993 Director Stock Option Plan (the "Plan") and subject to shareholder approval of the Plan in accordance with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and to the additional conditions set forth herein, the Optionee has been automatically granted on the date hereof the right and option to purchase from the Company all or a part of an aggregate of 5,000 shares of Common Stock ($.01 par value) of the Company (the "Stock") at the purchase price of $1.00 per share (the "Option"). The Option does not constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986.

         2. TERMS AND CONDITIONS. It is understood and agreed that the option evidenced hereby is subject to the following terms and conditions and to the terms and conditions of the Plan:

                  (a) EXPIRATION DATE. Subject to the provisions of Section 5(c) of the Plan, the option shall expire five years after the date hereof.

                  (b) EXERCISE OF OPTION. The Option shall become exercisable in full beginning on the later of (i) the first anniversary of the grant of the Option or (ii) six (6) months after the date on which the Plan is first approved by the shareholders of the Company in accordance with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, provided that the Optionee shall have maintained Continuous Service as an outside director throughout such 12-month period. The Option shall be exercisable only while the Optionee serves as an outside director of the Company, and for a period six (6) months after ceasing to be an outside director pursuant to Section 10 hereof. "Continuous Service" shall mean the absence of any interruption or termination of service as a director. Continuous Service as a director shall not be considered interrupted in the case of sick leave, military leave, or any other leave approved by the Company's Board of Directors.

         Any exercise shall be accompanied by a written notice to the Company specifying the number of shares as to which the option is being exercised. Notation of any partial exercise shall be made by the Company on Schedule I hereto.

                  (c) PAYMENT OF PURCHASE PRICE UPON EXERCISE. At the time of any exercise, the purchase price of the shares as to which this option is exercised shall be paid in cash to the Company, unless, in accordance with the provisions of Section 9(b) of the Plan, the Board of Directors shall permit payment of the purchase price in another manner.

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                  (d) EXERCISE UPON DEATH OR TERMINATION OF STATUS AS A
         DIRECTOR.

                           (i) TERMINATION OF STATUS AS A DIRECTOR. If the
                  Optionee ceases to serve as a director, the Optionee may, but only within six (6) months after the date the Optionee ceases to be an outside director of the Company, exercise his or her Option to the extent the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, or if the Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

                           (ii) DEATH OF OPTIONEE. In the event of the death of
                  an Optionee occurring:

                                    (A) during the term of the Option, and
                           provided that the Optionee was at the time of death a Director of the Company and had been in Continuous Service as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Service a director for six (6) months after the date of death.

                                    (B) within thirty (30) days after the
                           termination of Continuous Service as a director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination of Continuous Service as a director.

                  (e) NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

                  (f) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. The number of shares of Common Stock covered by this Option and the exercise price shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein or in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, or options or rights to purchase shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

                  In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the Option shall terminate as of a date fixed by the Board and give the Optionee the right to exercise his or her

                                       9
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Option as to all or any part of the Stock. If the Board makes an Option fully exercisable in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of ten (10) days from the date of such notice, and the Option will terminate upon the expiration of such period.

                  (g) NO RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any shares of Stock subject to this Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

                  (h) NO RIGHT TO CONTINUED STATUS AS A DIRECTOR. This Option shall not confer upon the Optionee any right with respect to continued status as a director of the Company, nor shall it interfere in any way with the right of the Company or the shareholders to terminate his or her status as a director at any time.

                  (i) COMPLIANCE WITH LAW AND REGULATIONS. This Option and the obligation of the Company to sell and deliver shares hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) compliance with the regulations of the NASD or any stock exchange on which the Stock may then be listed and (ii) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, this Option may not be exercised if its exercise or the receipt of shares of Stock pursuant hereto would be contrary to applicable law.

         3. INVESTMENT REPRESENTATION. As a condition to the exercise of the Option, the Company may require the person exercising the Option to represent and warrant at the time of exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required by any relevant provisions of law. The shares may be issued with appropriate legends on stock certificates representing the shares, and the Company may place stop transfer orders with respect to the shares.

         4. OPTIONEE BOUND BY PLAN. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

         5. NOTICES. Any notice hereunder to the Company shall be addressed to it at its principal executive offices, located at 9605 West Jefferson Trail, Inver Grove Heights, Minnesota 55077; and any notice hereunder to the Optionee shall be addressed to him or her at the address set forth below; subject to the right of either party to designate at any time hereunder in writing some other address.

         6. COUNTERPARTS. This Agreement may be executed in two counterparts each of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, CV Dynamics, Inc. has caused this Agreement to be executed by its President or a Vice President and the Optionee has executed this Agreement, both as of the day and year first above written.

                                       CV DYNAMICS, INC.


                                       By:
                                          ----------------------
                                                 President

-------------------------------
Optionee (signature)

Name and address of Optionee
(type or print):
-------------------------------
-------------------------------
-------------------------------







                  SCHEDULE I - NOTATIONS AS TO PARTIAL EXERCISE

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
   Date of Exercise       Number of Purchased   Balance of Shares on   Authorized Signature       Notation Date
                                Shares                 Option
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------


                                       11